Cincinnati Financial Corporation
Supplemental Financial Data
for the period ending September 30, 2013

6200 South Gilmore Road
Fairfield, Ohio 45014-5141
www.cinfin.com

Investor Contact:	Media Contact:	Shareholder Contact:
Dennis E. McDaniel	Joan O. Shevchik	Molly A. Grimm
(513) 870-2768	(513) 603-5323	(513) 870-2697

	A.M. Best	Fitch	Moody's	Standard & Poor's
Cincinnati Financial Corporation
Corporate Debt	a-	BBB+	A3	BBB

The Cincinnati Insurance Companies
Insurer Financial Strength

Property Casualty Group
Standard Market Subsidiaries:	A+	—	A1	A
The Cincinnati Insurance Company	A+	A+	A1	A
The Cincinnati Indemnity Company	A+	A+	A1	A
The Cincinnati Casualty Company	A+	A+	A1	A
Surplus Lines Subsidiary:
The Cincinnati Specialty Underwriters Insurance Company	A	—	—	—

The Cincinnati Life Insurance Company	A	A+	—	A

Ratings are as of October 24, 2013, under continuous review and subject to change and/or affirmation. For the current ratings, select Financial Strength on cinfin.com.
The consolidated financial statements and financial exhibits that follow are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes included with our periodic filings with the U.S. Securities and Exchange Commission. The results of operations for interim periods may not be indicative of results to be expected for the full year.

CINF Third-Quarter 2013 Supplemental Financial Data

Cincinnati Financial Corporation
Supplemental Financial Data
for the period ending September 30, 2013

Page
Definitions of Non-GAAP Information and Reconciliation to Comparable GAAP Measures	3

Consolidated
Quick Reference	4
CFC and Subsidiaries Consolidation – Nine Months Ended September 30, 2013	5
CFC and Subsidiaries Consolidation – Three Months Ended September 30, 2013	6
CFC Insurance Subsidiaries – Selected Balance Sheet Data	7

Consolidated Property Casualty Insurance Operations
Statutory Statements of Income	8
Consolidated Cincinnati Insurance Companies – Losses Incurred Detail	9
Consolidated Cincinnati Insurance Companies – Loss Ratio Detail	10
Consolidated Cincinnati Insurance Companies – Loss Claim Count Detail	11
Direct Written Premiums by Line of Business and State	12
Quarterly Property Casualty Data – Commercial Lines	13
Quarterly Property Casualty Data – Personal Lines and Excess & Surplus Lines	14
Loss and Loss Expense Analysis – Nine Months Ended September 30, 2013	15
Loss and Loss Expense Analysis – Three Months Ended September 30, 2013	16

Reconciliation Data
Quarterly Property Casualty Data – Consolidated	17
Quarterly Property Casualty Data – Commercial Lines	18
Quarterly Property Casualty Data – Personal Lines	19
Quarterly Property Casualty Data – Excess & Surplus Lines	20

Life Insurance Operations
Statutory Statements of Income	21

CINF Third-Quarter 2013 Supplemental Financial Data

Definitions of Non-GAAP Information and
Reconciliation to Comparable GAAP Measures
Cincinnati Financial Corporation prepares its public financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). Statutory data is prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners' (NAIC) Accounting Practices and Procedures Manual, and therefore is not reconciled to GAAP data.
Management uses certain non-GAAP and non-statutory financial measures to evaluate its primary business areas - property casualty insurance, life insurance and investments. Management uses these measures when analyzing both GAAP and non-GAAP measures to improve its understanding of trends in the underlying business and to help avoid incorrect or misleading assumptions and conclusions about the success or failure of company strategies. Management adjustments to GAAP measures generally: apply to non-recurring events that are unrelated to business performance and distort short-term results; involve values that fluctuate based on events outside of management's control; or relate to accounting refinements that affect comparability between periods, creating a need to analyze data on the same basis.

•
Operating income: Operating income is calculated by excluding net realized investment gains and losses (defined as realized investment gains and losses after applicable federal and state income taxes) from net income. Management evaluates operating income to measure the success of pricing, rate and underwriting strategies. While realized investment gains (or losses) are integral to the company's insurance operations over the long term, the determination to realize investment gains or losses in any period may be subject to management's discretion and is independent of the insurance underwriting process. Also, under applicable GAAP accounting requirements, gains and losses can be recognized from certain changes in market values of securities without actual realization. Management believes that the level of realized investment gains or losses for any particular period, while it may be material, may not fully indicate the performance of ongoing underlying business operations in that period.

For these reasons, many investors and shareholders consider operating income to be one of the more meaningful measures for evaluating insurance company performance. Equity analysts who report on the insurance industry and the company generally focus on this metric in their analyses. The company presents operating income so that all investors have what management believes to be a useful supplement to GAAP information.

•
Value creation ratio: This is a measure of shareholder value creation that management believes captures the contribution of the company's insurance operations, the success of its investment strategy and the importance placed on paying cash dividends to shareholders. The value creation ratio measure is made up of two primary components: (1) rate of growth in book value per share plus (2) the ratio of dividends declared per share to beginning book value per share. Management believes this non-GAAP measure is a useful supplement to GAAP information, providing a meaningful measure of long-term progress in creating shareholder value. It is intended to be all-inclusive regarding changes in book value per share, and uses originally reported book value per share in cases where book value per share has been adjusted, such as adoption of Accounting Standards Updates with a cumulative effect of a change in accounting.

•
Statutory accounting rules: For public reporting, insurance companies prepare financial statements in accordance with GAAP. However, insurers also must calculate certain data according to statutory accounting rules as defined in the NAIC's Accounting Practices and Procedures Manual, which may be, and has been, modified by various state insurance departments. Statutory data is publicly available, and various organizations use it to calculate aggregate industry data, study industry trends and compare insurance companies.

•
Written premium: Under statutory accounting rules, property casualty written premium is the amount recorded for policies issued and recognized on an annualized basis at the effective date of the policy. Management analyzes trends in written premium to assess business efforts. Earned premium, used in both statutory and GAAP accounting, is calculated ratably over the policy term. The difference between written and earned premium is unearned premium.

CINF Third-Quarter 2013 Supplemental Financial Data

Cincinnati Financial Corporation
Quick Reference			—	Third Quarter 2013
(all data shown is for the three months ended or as of September 30, 2013)

	9/30/2013	Year over year change %			9/30/2013	Year over year change %
Revenues:				Benefits and expenses:

Commercial lines net written premiums	$719	16		Commercial lines loss and loss expenses	$421	20
Personal lines net written premiums	278	10		Personal lines loss and loss expenses	155	2
Excess & surplus lines net written premiums	34	26		Excess & surplus lines loss and loss expenses	17	(19)
Property casualty net written premiums	1,031	15		Life and health contract holders' benefits incurred	49	7
Life and accident and health net written premiums	49	5		Underwriting, acquisition and insurance expenses	312	5
Annuity net written premiums	8	(33)		Interest expenses	13	(7)
Life, annuity and accident and health net written premiums	57	(3)		Other operating expenses	3	50
Commercial lines net earned premiums	680	12		Total benefits & expenses	970	10
Personal lines net earned premiums	244	11		Income before income taxes	182	20
Excess & surplus lines net earned premiums	30	20		Total income tax	51	24
Property casualty net earned premiums	954	12
Fee revenue	2	100		Balance Sheet:
Life and accident and health net earned premiums	38	0
Investment income	133	1		Fixed maturity investments	$9,038
Realized gains on investments	22	120		Equity securities	3,984
Other revenue	3	0		Other invested assets	68
Total revenues	1,152	11		Total invested assets	$13,090

				Equity in net assets of subsidiaries	$5,213

				Loss and loss expense reserves	$4,307
				Life policy and investment contract reserves	2,373
Income:				Long-term debt and capital lease obligations	832
				Shareholders' equity	5,816
Operating income	$116	10
Net realized investment gains and losses	15	150		Key ratios:
Net income	131	18
				Commercial lines GAAP combined ratio	93.7%
				Personal lines GAAP combined ratio	94.5
				Excess & surplus lines GAAP combined ratio	86.7
				Property casualty GAAP combined ratio	93.7
Per share (diluted):
				Commercial lines STAT combined ratio	92.7%
Operating income	$0.70	9		Personal lines STAT combined ratio	92.1
Net realized investment gains and losses	0.09	125		Excess & surplus lines STAT combined ratio	86.9
Net income	0.79	16		Property casualty STAT combined ratio	92.3
Book value	35.51	8
Weighted average shares outstanding, in thousands	165,601	1		Value creation ratio	3.2%

CINF Third-Quarter 2013 Supplemental Financial Data

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Nine Months Ended September 30, 2013

(In millions)	CFC	CONSOL P&C	CLIC	CFC-I	ELIM	Total
Revenues
Premiums earned:
Property casualty	$—	$2,903	$—	$—	$—	$2,903
Life	—	—	161	—	—	161
Accident health	—	—	5	—	—	5
Premiums ceded	—	(150)	(42)	—	—	(192)
Total earned premium	—	2,753	124	—	—	2,877
Investment income	28	260	104	—	—	392
Realized gain on investments	20	53	4	—	—	77
Fee revenue	—	3	3	—	—	6
Other revenue	11	2	—	5	(11)	7
Total revenues	$59	$3,071	$235	$5	$(11)	$3,359

Benefits & expenses
Losses & policy benefits	$—	$1,734	$190	$—	$(1)	$1,923
Reinsurance recoveries	—	(34)	(49)	—	1	(82)
Underwriting, acquisition and insurance expenses	—	883	36	—	—	919
Other operating expenses	22	—	—	2	(12)	12
Interest expense	40	—	—	—	—	40
Total expenses	$62	$2,583	$177	$2	$(12)	$2,812

Income (loss) before income taxes	$(3)	$488	$58	$3	$1	$547

Provision (benefit) for income taxes
Current operating income	$(9)	$122	$(4)	$1	$1	$111
Capital gains/losses	6	20	1	—	(1)	26
Deferred	(5)	(3)	23	—	—	15
Total provision (benefit) for income taxes	$(8)	$139	$20	$1	$—	$152

Operating income (loss)	$(9)	$316	$35	$2	$—	$344

Net income - current year	$5	$349	$38	$2	$1	$395

Net income - prior year	$3	$195	$29	$2	$—	$229
Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.

CINF Third-Quarter 2013 Supplemental Financial Data

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Three Months Ended September 30, 2013

(In millions)	CFC	CONSOL P&C	CLIC	CFC-I	ELIM	Total
Revenues
Premiums earned:
Property casualty	$—	$1,005	$—	$—	$—	$1,005
Life	—	—	50	—	—	50
Accident health	—	—	2	—	—	2
Premiums ceded	—	(51)	(14)	—	—	(65)
Total earned premium	—	954	38	—	—	992
Investment income	10	88	35	—	—	133
Realized gain on investments	4	16	2	—	—	22
Fee revenue	—	1	1	—	—	2
Other revenue	4	1	—	2	(4)	3
Total revenues	$18	$1,060	$76	$2	$(4)	$1,152

Benefits & expenses
Losses & policy benefits	$—	$599	$64	$—	$(1)	$662
Reinsurance recoveries	—	(6)	(15)	—	1	(20)
Underwriting, acquisition and insurance expenses	—	301	11	—	—	312
Interest expenses	6	—	—	1	(4)	3
Other operating expenses	13	—	—	—	—	13
Total expenses	$19	$894	$60	$1	$(4)	$970

Income before income taxes	$(1)	$166	$16	$1	$—	$182

Provision (benefit) for income taxes
Current operating income	$(2)	$44	$(4)	$—	$1	$39
Capital gains/losses	1	7	—	—	(1)	7
Deferred	(2)	(2)	9	—	—	5
Total provision (benefit) for income taxes	$(3)	$49	$5	$—	$—	$51

Operating income	$(1)	$108	$9	$1	$(1)	$116

Net income - current year	$2	$117	$11	$1	$—	$131

Net income (loss) - prior year	$(2)	$100	$13	$(1)	$1	$111
Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.

CINF Third-Quarter 2013 Supplemental Financial Data

Cincinnati Financial Corporation Insurance Subsidiaries
Selected Balance Sheet Data

(In millions)
	12/31/2013	9/30/2013	6/30/2013	3/31/2013	12/31/2012	9/30/2012	6/30/2012	3/31/2012
Cincinnati Insurance Consolidated
Fixed maturities (fair value)		$6,039	$5,994	$6,083	$6,030	$6,082	$6,067	$6,004
Equities (fair value)		2,710	2,658	2,645	2,393	2,355	2,246	2,264
Fixed maturities - pretax net unrealized gain		344	359	532	551	566	502	482
Equities - pretax net unrealized gain		1,086	1,040	1,019	756	769	669	731
Loss and loss expense reserves - STAT		3,919	3,888	3,826	3,815	3,938	4,006	3,938
Equity - GAAP		5,188	5,143	5,288	5,056	4,965	4,794	4,864
Surplus - STAT		4,173	4,142	4,131	3,914	3,815	3,722	3,835

The Cincinnati Life Insurance Company
Fixed maturities (fair value)		$2,906	$2,900	$2,979	$2,953	$2,911	$2,821	$2,736
Equities (fair value)		13	13	18	17	17	17	17
Fixed maturities - pretax net unrealized gain		169	181	285	291	289	242	223
Equities - pretax net unrealized gain		6	6	8	8	7	7	7
Equity - GAAP		835	828	869	857	850	811	792
Surplus - STAT		256	272	268	276	277	281	281

CINF Third-Quarter 2013 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Statutory Statements of Income

	For the Three Months Ended September 30,				For the Nine Months Ended September 30,
(Dollars in millions)	2013	2012	Change	% Change	2013	2012	Change	% Change
Underwriting income
Net premiums written	$1,031	$898	$133	15	$2,985	$2,645	$340	13
Unearned premiums increase	77	47	30	62	232	170	62	37
Earned premiums	$954	$851	$103	12	$2,753	$2,475	$278	11

Losses incurred	$493	$450	$43	10	$1,441	$1,446	$(5)	—
Allocated loss expenses incurred	42	31	11	34	86	113	(27)	(24)
Unallocated loss expenses incurred	58	44	14	33	173	145	28	19
Other underwriting expenses incurred	307	281	26	9	891	811	80	10
Workers compensation dividend incurred	4	5	(1)	(14)	12	11	1	—

Total underwriting deductions	$904	$811	$93	12	$2,603	$2,526	$77	3
Net underwriting profit (loss)	$50	$40	$10	24	$150	$(51)	$201	nm

Investment income
Gross investment income earned	$91	$90	$1	1	$268	$270	$(2)	(1)
Net investment income earned	89	89	—	nm	263	266	(3)	(1)
Net realized capital gains	12	6	6	96	40	6	34	501
Net investment gains (net of tax)	$101	$95	$6	7	$303	$272	$31	11

Other income	$1	$1	$—	nm	$4	$4	$—	nm

Net income before federal income taxes	$152	$136	$16	12	$457	$225	$232	103
Federal and foreign income taxes incurred	$43	$35	$8	25	$124	$57	$67	118
Net income (statutory)	$109	$101	$8	8	$333	$168	$165	98

Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
nm - Not meaningful
Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Third-Quarter 2013 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Losses Incurred Detail
(In millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/13	9/30/13	6/30/13	3/31/13	12/31/12	9/30/12	6/30/12	3/31/12	6/30/13	6/30/12	9/30/13	9/30/12	12/31/13	12/31/12
Consolidated
New losses greater than $4,000,000		$16	$13	$34	$32	$21	$4	$10	$47	$15	$63	$36		$68
New losses $1,000,000-$4,000,000		46	33	35	44	39	47	31	68	78	114	117		161
New losses $250,000-$1,000,000		52	48	56	53	50	58	43	104	102	156	152		205
Case reserve development above $250,000		60	75	48	68	60	55	67	123	122	183	182		250
Large losses subtotal		$174	$169	$173	$197	$170	$164	$151	$342	$317	$516	$487		$684
IBNR incurred		21	23	28	(22)	(25)	7	19	51	26	73	2		(20)
Catastrophe losses incurred		53	74	10	26	62	146	89	84	233	137	295		321
Remaining incurred		245	247	224	152	242	234	187	471	421	715	662		814
Total losses incurred		$493	$513	$435	$353	$449	$551	$446	$948	$997	$1,441	$1,446		$1,799
Commercial Lines
New losses greater than $4,000,000		$16	$13	$34	$32	$21	$4	$10	$47	$15	$63	$36		$68
New losses $1,000,000-$4,000,000		31	29	30	36	30	33	24	59	56	90	86		122
New losses $250,000-$1,000,000		36	33	41	37	33	36	31	74	68	110	101		138
Case reserve development above $250,000		52	71	42	63	56	51	64	113	115	165	171		234
Large losses subtotal		$135	$146	$147	$168	$140	$124	$129	$293	$254	$428	$394		$562
IBNR incurred		40	28	23	1	(21)	6	—	51	6	92	(14)		(13)
Catastrophe losses incurred		36	44	2	17	43	89	39	46	127	82	170		187
Remaining incurred		137	136	127	65	138	132	105	263	237	399	374		439
Total losses incurred		$348	$354	$299	$251	$300	$351	$273	$653	$624	$1,001	$924		$1,175
Personal Lines
New losses greater than $4,000,000		$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—		$—
New losses $1,000,000-$4,000,000		14	2	4	8	9	13	5	6	18	20	27		35
New losses $250,000-$1,000,000		14	9	12	13	14	18	8	21	26	35	40		53
Case reserve development above $250,000		6	4	6	4	1	3	2	10	5	16	6		10
Large losses subtotal		$34	$15	$22	$25	$24	$34	$15	$37	$49	$71	$73		$98
IBNR incurred		(27)	(5)	—	(24)	(10)	(4)	14	(5)	11	(32)	—		(24)
Catastrophe losses incurred		17	29	8	9	18	56	49	37	105	54	123		132
Remaining incurred		108	105	94	87	101	100	81	199	181	307	283		370
Total losses incurred		$132	$144	$124	$97	$133	$186	$159	$268	$346	$400	$479		$576
Excess & Surplus Lines
New losses greater than $4,000,000		$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—		$—
New losses $1,000,000-$4,000,000		1	2	1	—	1	1	2	3	3	4	4		4
New losses $250,000-$1,000,000		2	6	3	3	3	4	4	9	8	11	11		14
Case reserve development above $250,000		2	—	—	1	2	1	1	—	3	2	5		6
Large losses subtotal		$5	$8	$4	$4	$6	$6	$7	$12	$14	$17	$20		$24
IBNR incurred		8	—	5	1	6	5	5	5	9	13	16		17
Catastrophe losses incurred		—	1	—	—	—	1	1	1	2	1	2		2
Remaining incurred		—	6	3	—	3	2	1	9	3	9	5		5
Total losses incurred		$13	$15	$12	$5	$15	$14	$14	$27	$28	$40	$43		$48

Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF Third-Quarter 2013 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Loss Ratio Detail
	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/13	9/30/13	6/30/13	3/31/13	12/31/12	9/30/12	6/30/12	3/31/12	6/30/13	6/30/12	9/30/13	9/30/12	12/31/13	12/31/12
Consolidated
New losses greater than $4,000,000		1.7%	1.4%	3.8%	3.7%	2.5%	0.5%	1.3%	2.6%	0.9%	2.3%	1.4%		2.0%
New losses $1,000,000-$4,000,000		4.9	3.7	3.9	5.0	4.6	5.7	3.9	3.8	4.8	4.1	4.7		4.8
New losses $250,000-$1,000,000		5.4	5.3	6.3	6.1	5.9	7.1	5.5	5.8	6.2	5.6	6.2		6.1
Case reserve development above $250,000		6.3	8.2	5.4	7.8	7.0	6.7	8.3	6.8	7.5	6.7	7.4		7.5
Large losses subtotal		18.3%	18.6%	19.4%	22.6%	20.0%	20.0%	19.0%	19.0%	19.4%	18.7%	19.7%		20.4%
IBNR incurred		2.3	2.5	3.2	(2.4)	(2.9)	0.9	2.3	2.8	1.6	2.6	0.1		(0.6)
Total catastrophe losses incurred		5.5	8.2	1.1	2.9	7.3	17.6	11.1	4.7	14.5	5.0	11.9		9.6
Remaining incurred		25.6	27.0	25.2	17.5	28.4	28.2	23.5	26.2	25.9	26.0	26.7		24.4
Total loss ratio		51.7%	56.3%	48.9%	40.6%	52.8%	66.7%	55.9%	52.7%	61.4%	52.3%	58.4%		53.8%
Commercial Lines
New losses greater than $4,000,000		2.4%	1.9%	5.4%	5.3%	3.4%	0.7%	1.9%	3.7%	1.3%	3.2%	2.0%		2.9%
New losses $1,000,000-$4,000,000		4.7	4.5	4.7	5.7	4.9	5.5	4.2	4.6	4.9	4.6	4.9		5.1
New losses $250,000-$1,000,000		5.2	5.2	6.5	5.9	5.5	6.2	5.5	5.8	5.9	5.6	5.8		5.8
Case reserve development above $250,000		7.5	11.1	6.7	10.1	9.3	8.7	11.2	8.9	9.9	8.4	9.7		9.8
Large losses subtotal		19.8%	22.7%	23.3%	27.0%	23.1%	21.1%	22.8%	23.0%	22.0%	21.8%	22.4%		23.6%
IBNR incurred		6.0	4.3	3.7	0.3	(3.4)	1.1	—	4.0	0.5	4.7	(0.8)		(0.5)
Total catastrophe losses incurred		5.2	6.9	0.3	2.7	7.1	15.1	6.8	3.6	11.0	4.2	9.6		7.8
Remaining incurred		20.2	21.0	20.0	10.5	22.7	22.3	18.4	20.6	20.5	20.4	21.2		18.4
Total loss ratio		51.2%	54.9%	47.3%	40.5%	49.5%	59.6%	48.0%	51.2%	54.0%	51.1%	52.4%		49.3%
Personal Lines
New losses greater than $4,000,000		—%	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%		—%
New losses $1,000,000-$4,000,000		5.6	0.9	1.6	3.8	3.7	6.4	2.3	1.2	4.4	2.7	4.1		4.1
New losses $250,000-$1,000,000		5.5	3.8	5.4	5.9	6.1	8.4	4.0	4.6	6.2	4.9	6.2		6.1
Case reserve development above $250,000		3.0	1.6	2.4	2.1	0.5	1.2	0.9	2.0	1.1	2.3	0.9		1.2
Large losses subtotal		14.1%	6.3%	9.4%	11.8%	10.3%	16.0%	7.2%	7.8%	11.7%	9.9%	11.2%		11.4%
IBNR incurred		(11.1)	(2.2)	0.2	(10.8)	(4.6)	(1.6)	6.6	(1.1)	2.5	(4.5)	0.1		(2.8)
Total catastrophe losses incurred		6.7	12.4	3.3	3.5	8.8	26.2	23.3	7.9	24.8	7.5	19.3		15.2
Remaining incurred		44.3	44.1	40.7	38.8	46.2	46.6	39.1	42.6	42.8	43.1	44.0		42.6
Total loss ratio		54.0%	60.6%	53.6%	43.3%	60.7%	87.2%	76.2%	57.2%	81.8%	56.0%	74.6%		66.4%
Excess & Surplus Lines
New losses greater than $4,000,000		—%	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%		—%
New losses $1,000,000-$4,000,000		3.6	7.8	4.2	—	4.3	4.4	11.1	6.1	7.7	5.2	6.5		4.7
New losses $250,000-$1,000,000		7.3	19.7	11.1	11.1	15.0	16.5	17.7	15.5	17.1	12.6	16.3		14.9
Case reserve development above $250,000		4.5	1.0	1.0	2.7	8.8	6.4	5.6	1.0	6.0	2.2	7.0		5.9
Large losses subtotal		15.4%	28.5%	16.3%	13.8%	28.1%	27.3%	34.4%	22.6%	30.8%	20.0%	29.8%		25.5%
IBNR incurred		26.9	1.1	17.0	6.0	25.9	21.0	22.2	8.9	21.6	15.3	23.2		18.5
Total catastrophe losses incurred		2.4	1.9	0.4	1.2	0.5	3.4	3.7	1.1	3.5	1.6	2.4		2.1
Remaining incurred		(1.2)	20.6	13.5	(1.5)	10.0	8.1	5.4	17.1	6.8	10.6	7.9		5.4
Total loss ratio		43.5%	52.1%	47.2%	19.5%	64.5%	59.8%	65.7%	49.7%	62.7%	47.5%	63.3%		51.5%
Certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
CINF Third-Quarter 2013 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Loss Claim Count Detail

	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/13	9/30/13	6/30/13	3/31/13	12/31/12	9/30/12	6/30/12	3/31/12	6/30/13	6/30/12	9/30/13	9/30/12	12/31/13	12/31/12
Consolidated
New losses greater than $4,000,000		3	2	5	6	4	1	2	7	3	10	7		13
New losses $1,000,000-$4,000,000		28	21	21	28	27	29	19	42	48	70	75		103
New losses $250,000-$1,000,000		125	107	116	118	116	130	101	223	231	348	347		465
Case reserve development above $250,000		95	92	69	99	86	78	86	161	164	256	250		349
Large losses total		251	222	211	251	233	238	208	433	446	684	679		930
Commercial Lines
New losses greater than $4,000,000		3	2	5	6	4	1	2	7	3	10	7		13
New losses $1,000,000-$4,000,000		18	17	17	22	21	18	15	34	33	52	54		76
New losses $250,000-$1,000,000		85	74	86	82	78	77	70	160	147	245	225		307
Case reserve development above $250,000		77	83	56	86	79	64	81	139	145	216	224		310
Large losses total		183	176	164	196	182	160	168	340	328	523	510		706
Personal Lines
New losses greater than $4,000,000		—	—	—	—	—	—	—	—	—	—	—		—
New losses $1,000,000-$4,000,000		9	2	3	6	5	10	2	5	12	14	17		23
New losses $250,000-$1,000,000		34	19	24	29	31	44	21	43	65	77	96		125
Case reserve development above $250,000		15	8	12	11	3	8	4	20	12	35	15		26
Large losses total		58	29	39	46	39	62	27	68	89	126	128		174
Excess & Surplus Lines
New losses greater than $4,000,000		—	—	—	—	—	—	—	—	—	—	—		—
New losses $1,000,000-$4,000,000		1	2	1	—	1	1	2	3	3	4	4		4
New losses $250,000-$1,000,000		6	14	6	7	7	9	10	20	19	26	26		33
Case reserve development above $250,000		3	1	1	2	4	6	1	2	7	5	11		13
Large losses total		10	17	8	9	12	16	13	25	29	35	41		50
The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF Third-Quarter 2013 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Agency Direct Written Premiums by Agency State by Line of Business for the Nine Months Ended September 30, 2013
	Commercial Lines							Personal Lines			E & S	Consolidated		Comm'l Change %	Personal Change %	E & S Change %	Consol Change %
Risk State	Comm Casualty	Comm Property	Comm Auto	Workers' Comp	Spec Packages	Surety & Exec Risk	Mach. & Equipment	Personal Auto	Home Owner	Other Personal	All Lines	2013	2012
												Total	Total

OH	$117.1	$94.0	$56.9	$—	$11.4	$18.4	$5.2	$99.6	$84.3	$27.2	$9.1	$523.4	$485.9	9.7	4.4	11.7	7.7
IL	47.3	36.8	22.2	42.1	10.5	6.4	2.8	25.4	22.1	6.7	6.0	228.2	214.1	6.6	6.4	8.2	6.6
IN	40.2	35.1	21.0	24.9	5.4	5.3	2.8	26.7	27.7	6.8	8.5	204.1	186.9	11.0	5.7	20.7	9.2
PA	42.0	31.1	28.5	39.6	6.3	5.6	2.1	9.0	7.0	3.0	4.0	178.1	162.4	8.7	15.6	24.3	9.7
GA	25.1	23.4	18.6	10.1	6.7	4.9	1.3	28.3	29.1	8.2	6.7	162.3	144.5	16.2	7.3	13.6	12.3
MI	30.9	21.5	15.2	15.8	7.6	5.0	1.9	24.5	19.0	3.6	4.6	149.6	126.5	14.5	26.4	24.7	18.3
NC	28.5	27.6	15.7	14.4	10.3	6.9	1.8	19.9	15.2	5.2	3.8	149.5	134.6	7.2	20.8	33.6	11.1
TN	24.0	23.0	15.2	9.8	8.0	4.1	1.6	12.3	13.9	4.1	2.2	118.2	100.0	17.9	19.1	17.1	18.2
KY	18.9	22.2	13.7	2.7	4.8	2.7	1.3	20.6	18.5	4.6	3.8	113.7	102.4	12.4	7.8	29.6	11.0
VA	24.5	20.4	15.5	14.7	3.9	5.3	1.3	8.0	7.2	2.4	3.3	106.5	99.5	8.5	(0.4)	11.9	7.0
WI	23.0	17.5	11.1	27.4	3.1	2.7	1.6	7.1	7.1	2.9	2.3	105.7	95.3	12.7	3.1	(0.3)	10.7
AL	17.0	18.7	8.0	1.0	7.2	2.5	1.0	14.7	23.9	5.3	4.1	103.4	93.2	13.7	5.7	36.8	10.9
MN	21.0	15.8	8.3	8.3	2.7	2.0	1.1	12.0	11.4	4.0	2.7	89.3	75.2	15.2	27.5	13.3	18.7
MO	20.2	19.3	11.6	11.3	5.7	2.1	1.4	4.6	6.4	1.4	4.0	87.9	76.7	14.9	12.9	14.9	14.6
TX	30.0	20.3	18.6	1.7	0.8	1.7	1.5	—	—	—	8.3	83.0	62.8	32.4	24.7	31.5	32.3
IA	15.9	14.1	7.0	16.3	2.9	3.0	1.2	3.8	4.2	1.4	1.4	71.4	65.2	10.5	3.6	2.6	9.3
MD	14.1	8.5	10.7	9.6	1.2	2.2	0.6	3.3	3.0	0.9	1.5	55.5	46.2	17.4	43.7	10.5	20.0
FL	15.4	12.3	5.5	1.1	0.4	1.4	0.5	6.1	8.6	1.5	2.5	55.3	59.5	(9.8)	(2.0)	0.4	(7.2)
NY	25.0	10.4	9.5	2.0	0.9	2.3	0.8	1.3	0.5	0.1	1.5	54.3	49.4	6.1	nm	63.3	11.1
AR	7.4	11.5	5.4	2.2	4.6	1.0	0.8	5.4	5.9	1.5	1.7	47.4	41.3	9.2	32.5	4.1	14.4
KS	8.0	9.3	4.5	5.7	2.7	1.4	0.6	4.0	5.5	1.2	0.9	43.8	38.9	15.2	5.9	(0.3)	12.4
SC	9.1	7.6	6.0	3.1	2.2	1.8	0.4	4.6	3.1	0.9	1.3	40.1	32.1	15.6	61.2	66.8	24.4
AZ	11.2	6.4	8.8	3.7	0.7	1.1	0.5	2.7	2.0	0.7	1.1	38.9	31.8	23.3	25.5	(5.2)	22.6
UT	11.2	6.1	7.7	0.3	0.9	1.7	0.3	5.6	2.7	0.6	1.5	38.6	32.6	19.3	13.2	41.0	18.5
MT	10.8	6.2	5.8	0.1	0.8	0.5	0.5	1.9	1.9	0.5	0.5	29.4	25.3	14.6	17.9	96.4	15.9
NE	6.6	6.7	3.4	6.3	1.2	1.0	0.4	0.6	0.8	0.2	1.0	28.2	24.0	19.4	1.6	(3.9)	17.3
CO	9.5	6.5	6.0	0.5	0.1	1.0	0.5	—	0.2	—	1.8	26.0	17.1	48.6	(4.0)	125.6	51.5
ID	7.9	5.2	4.9	0.3	0.7	0.8	0.4	2.1	1.3	0.4	0.9	24.9	22.7	6.1	24.6	49.4	9.7
WV	6.9	5.6	5.3	1.5	2.1	0.5	0.4	—	0.4	0.1	1.9	24.7	21.7	14.2	(4.2)	14.8	13.8
VT	3.5	3.3	2.2	5.7	0.7	1.0	0.2	1.1	1.1	0.3	0.7	19.8	17.7	12.9	6.4	5.9	11.8
ND	6.2	4.5	3.5	—	1.0	0.6	0.3	0.6	0.6	0.2	0.3	17.8	14.6	23.1	11.0	8.2	21.8
NH	2.7	2.4	1.3	2.1	0.6	0.4	0.2	1.4	1.4	0.4	0.7	13.6	10.9	28.0	8.8	69.0	24.5
OR	3.8	2.5	2.6	0.1	—	0.6	0.3	0.4	0.2	0.1	2.0	12.6	6.7	84.6	nm	52.5	88.7
WA	4.5	2.7	3.1	—	—	0.9	0.3	—	—	—	1.2	12.6	9.4	33.5	1.4	36.7	33.7
SD	2.5	2.2	1.4	2.3	0.5	0.4	0.2	—	—	—	0.4	9.9	9.0	9.8	13.9	18.8	10.2
NM	3.4	1.7	2.0	0.5	0.1	1.3	—	—	—	—	0.5	9.5	8.3	13.4	(59.4)	36.5	14.5
DE	2.7	2.0	1.8	2.0	0.3	0.2	0.2	—	—	—	0.2	9.4	8.9	3.7	0.1	150.3	4.8
CT	1.8	1.6	0.9	0.4	0.1	0.1	0.1	—	—	—	0.2	5.3	3.2	78.2	(86.9)	30.5	74.7
WY	1.3	1.2	0.6	—	—	0.3	—	—	—	—	0.4	3.8	3.2	16.6	(7.9)	10.5	15.9
All Other	3.3	2.4	2.3	3.7	0.5	1.6	—	—	—	—	0.6	14.9	12.6	21.9	27.8	(11.9)	19.5
Total	$704.4	$569.6	$392.3	$293.3	$119.6	$102.7	$38.4	$357.6	$336.2	$96.4	$100.1	$3,110.6	$2,772.3	12.6	10.2	20.3	12.2
Other Direct	—	1.0	3.1	3.3	—	—	—	6.2	0.2	—	—	13.8	3.6	116.2	nm	nm	287.4
Total Direct	$704.4	$570.6	$395.4	$296.6	$119.6	$102.7	$38.4	$363.8	$336.4	$96.4	$100.1	$3,124.4	$2,775.9	12.8	11.1	20.3	12.6
Dollar amounts shown are rounded to the nearest hundred thousand; certain amounts may not add due to rounding. Percentage changes are calculated based on whole dollar amounts. *nm - Not meaningful

CINF Third-Quarter 2013 Supplemental Financial Data

Quarterly Property Casualty Data - Commercial Lines
(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/13	9/30/13	6/30/13	3/31/13	12/31/12	9/30/12	6/30/12	3/31/12	6/30/13	6/30/12	9/30/13	9/30/12	12/31/13	12/31/12
Commercial casualty:
Written premiums		$232	$222	$237	$189	$200	$202	$202	$459	$404	$691	$604		$793
Earned premiums		221	211	204	198	197	191	181	415	372	636	569		767
Current accident year before catastrophe losses		53.5%	55.7%	60.8%	67.5%	52.1%	67.2%	70.2%	58.2%	68.7%	56.6%	63.0%		64.1%
Current accident year catastrophe losses		—	—	—	—	—	—	—	—	—	—	—		—
Prior accident years before catastrophe losses		(8.4)	(15.1)	(11.5)	(24.0)	(12.9)	(29.2)	(26.7)	(13.3)	(28.0)	(11.6)	(22.8)		(23.1)
Prior accident years catastrophe losses		—	—	—	—	—	—	—	—	—	—	—		—
Total loss and loss expense ratio		45.1%	40.6%	49.3%	43.5%	39.2%	38.0%	43.5%	44.9%	40.7%	45.0%	40.2%		41.0%
Commercial property:
Written premiums		$186	$164	$166	$136	$150	$146	$141	$330	$287	$516	$437		$573
Earned premiums		161	152	147	142	138	134	131	299	265	460	403		545
Current accident year before catastrophe losses		49.6%	52.9%	48.9%	28.0%	45.3%	55.3%	57.2%	50.9%	56.2%	50.5%	52.5%		46.1%
Current accident year catastrophe losses		19.1	28.4	2.8	10.4	29.6	56.7	31.4	15.8	44.3	17.0	39.2		31.7
Prior accident years before catastrophe losses		1.4	(6.0)	2.0	(2.3)	(2.1)	(3.4)	(4.4)	(2.0)	(4.0)	(0.9)	(3.3)		(3.1)
Prior accident years catastrophe losses		(2.0)	(3.2)	(1.9)	(2.1)	(0.7)	1.3	(5.8)	(2.6)	(2.2)	(2.4)	(1.7)		(1.8)
Total loss and loss expense ratio		68.1%	72.1%	51.8%	34.0%	72.1%	109.9%	78.4%	62.1%	94.3%	64.2%	86.7%		72.9%
Commercial auto:
Written premiums		$128	$127	$135	$106	$109	$115	$114	$262	$229	$390	$338		$444
Earned premiums		124	117	114	111	108	106	101	231	207	355	315		426
Current accident year before catastrophe losses		64.3%	76.3%	59.6%	66.2%	71.1%	71.8%	73.9%	68.1%	72.8%	66.7%	72.2%		70.7%
Current accident year catastrophe losses		0.9	1.5	0.4	(0.2)	0.8	3.2	1.4	1.0	2.4	0.9	1.8		1.3
Prior accident years before catastrophe losses		(0.4)	(3.2)	2.1	7.3	4.9	(1.8)	(11.9)	(0.7)	(6.8)	(0.5)	(2.7)		(0.1)
Prior accident years catastrophe losses		(0.2)	(0.3)	(0.2)	—	(0.2)	(0.3)	(0.5)	(0.2)	(0.4)	(0.2)	(0.3)		(0.2)
Total loss and loss expense ratio		64.6%	74.3%	61.9%	73.3%	76.6%	72.9%	62.9%	68.2%	68.0%	66.9%	71.0%		71.7%
Workers' compensation:
Written premiums		$90	$85	$113	$84	$78	$86	$93	$198	$179	$288	$257		$341
Earned premiums		95	87	88	89	89	85	81	175	166	270	255		344
Current accident year before catastrophe losses		78.6%	84.8%	71.8%	87.6%	80.8%	80.8%	82.7%	78.3%	81.7%	78.4%	81.5%		83.0%
Current accident year catastrophe losses		—	—	—	—	—	—	—	—	—	—	—		—
Prior accident years before catastrophe losses		9.3	(17.8)	(8.0)	(26.2)	(25.7)	(14.3)	(19.0)	(12.9)	(16.6)	(5.1)	(19.8)		(21.5)
Prior accident years catastrophe losses		—	—	—	—	—	—	—	—	—	—	—		—
Total loss and loss expense ratio		87.9%	67.0%	63.8%	61.4%	55.1%	66.5%	63.7%	65.4%	65.1%	73.3%	61.7%		61.5%
Specialty package:
Written premiums		$36	$36	$40	$36	$39	$38	$40	$76	$78	$112	$117		$153
Earned premiums		38	37	39	39	37	37	38	76	75	114	112		151
Current accident year before catastrophe losses		56.2%	80.0%	73.5%	57.5%	56.7%	72.8%	66.4%	76.7%	69.6%	69.9%	65.3%		63.4%
Current accident year catastrophe losses		22.9	16.1	6.4	10.1	29.3	23.9	24.8	11.2	24.4	15.1	26.0		22.0
Prior accident years before catastrophe losses		9.0	(3.3)	(2.5)	(8.7)	9.1	(3.0)	(14.0)	(2.8)	(8.5)	1.1	(2.7)		(4.2)
Prior accident years catastrophe losses		(0.1)	(0.6)	(3.4)	9.3	(14.8)	(0.2)	(12.6)	(2.0)	(6.5)	(1.4)	(9.2)		(4.5)
Total loss and loss expense ratio		88.0%	92.2%	74.0%	68.2%	80.3%	93.5%	64.6%	83.1%	79.0%	84.7%	79.4%		76.7%
Surety and executive risk:
Written premiums		$34	$33	$26	$27	$31	$29	$27	$59	$56	$93	$87		$114
Earned premiums		30	30	29	29	28	27	27	59	54	89	82		111
Current accident year before catastrophe losses		57.1%	60.1%	44.5%	57.7%	60.4%	72.1%	49.2%	52.4%	60.9%	54.0%	60.7%		59.9%
Current accident year catastrophe losses		—	—	—	—	—	—	—	—	—	—	—		—
Prior accident years before catastrophe losses		(16.3)	4.8	60.8	(23.9)	(17.2)	10.3	34.8	32.4	22.3	15.9	8.9		0.4
Prior accident years catastrophe losses		—	—	—	—	—	—	—	—	—	—	—		—
Total loss and loss expense ratio		40.8%	64.9%	105.3%	33.8%	43.2%	82.4%	84.0%	84.8%	83.2%	69.9%	69.6%		60.3%
Machinery and equipment:
Written premiums		$13	$11	$11	$10	$12	$10	$9	$22	$19	$35	$31		$41
Earned premiums		11	11	10	10	10	10	9	21	19	32	29		39
Current accident year before catastrophe losses		26.7%	45.8%	15.0%	11.5%	19.9%	23.8%	36.0%	30.5%	29.8%	29.2%	26.4%		22.5%
Current accident year catastrophe losses		—	—	—	—	—	—	—	—	—	—	—		—
Prior accident years before catastrophe losses		(1.1)	(4.9)	8.0	(4.1)	(3.9)	(2.5)	3.2	1.5	0.4	0.6	(1.1)		(1.9)
Prior accident years catastrophe losses		—	—	—	—	—	—	—	—	—	—	—		—
Total loss and loss expense ratio		25.6%	40.9%	23.0%	7.4%	16.0%	21.3%	39.2%	32.0%	30.2%	29.8%	25.3%		20.6%
Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF Third-Quarter 2013 Supplemental Financial Data

Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/13	9/30/13	6/30/13	3/31/13	12/31/12	9/30/12	6/30/12	3/31/12	6/30/13	6/30/12	9/30/13	9/30/12	12/31/13	12/31/12
Personal auto:
Written premiums		$128	$125	$100	$102	$117	$115	$91	$225	$206	$353	$323		$425
Earned premiums		112	109	107	105	101	100	98	216	198	328	299		404
Current accident year before catastrophe losses		71.7%	85.4%	66.9%	71.6%	68.2%	78.0%	73.5%	76.3%	75.8%	74.7%	73.2%		72.8%
Current accident year catastrophe losses		1.3	1.4	1.4	(0.3)	(3.1)	9.7	5.1	1.4	7.4	1.4	3.9		2.8
Prior accident years before catastrophe losses		(0.4)	(10.2)	7.9	1.4	(5.2)	(4.7)	(8.1)	(1.2)	(6.4)	(0.9)	(6.0)		(4.1)
Prior accident years catastrophe losses		(0.4)	(0.4)	(0.3)	(0.1)	(0.3)	(0.7)	(0.8)	(0.4)	(0.8)	(0.4)	(0.6)		(0.5)
Total loss and loss expense ratio		72.2%	76.2%	75.9%	72.6%	59.6%	82.3%	69.7%	76.1%	76.0%	74.8%	70.5%		71.0%
Homeowner:
Written premiums		$118	$116	$89	$93	$105	$103	$77	$205	$180	$323	$285		$378
Earned premiums		103	99	96	92	90	87	84	195	171	298	261		353
Current accident year before catastrophe losses		55.2%	50.5%	40.6%	52.1%	80.7%	74.0%	63.0%	45.6%	68.6%	48.9%	72.8%		67.4%
Current accident year catastrophe losses		18.7	30.1	9.4	10.4	28.1	59.2	60.4	19.9	59.8	19.5	48.9		38.8
Prior accident years before catastrophe losses		(3.2)	(7.4)	(0.7)	(17.3)	(11.9)	(6.0)	(2.9)	(4.1)	(4.5)	(3.8)	(7.1)		(9.7)
Prior accident years catastrophe losses		(4.2)	(2.0)	(2.4)	(0.4)	(4.9)	(5.7)	(9.8)	(2.2)	(7.7)	(2.9)	(6.8)		(5.1)
Total loss and loss expense ratio		66.5%	71.2%	46.9%	44.8%	92.0%	121.5%	110.7%	59.2%	116.2%	61.7%	107.8%		91.4%
Other personal:
Written premiums		$32	$32	$26	$27	$31	$32	$25	$58	$57	$90	$88		$115
Earned premiums		29	29	28	29	28	27	27	57	54	86	82		111
Current accident year before catastrophe losses		56.3%	52.5%	56.7%	38.6%	46.2%	68.6%	63.1%	54.5%	65.9%	55.2%	59.2%		53.8%
Current accident year catastrophe losses		5.5	4.3	1.5	4.5	18.4	6.0	11.7	2.9	8.8	3.8	12.1		10.1
Prior accident years before catastrophe losses		(39.8)	(17.8)	(1.5)	(46.1)	(30.4)	6.2	(22.1)	(9.5)	(7.8)	(19.9)	(15.5)		(23.5)
Prior accident years catastrophe losses		(1.6)	(0.9)	(1.2)	(0.2)	(1.2)	(1.2)	(3.1)	(1.1)	(2.1)	(1.3)	(1.8)		(1.4)
Total loss and loss expense ratio		20.4%	38.1%	55.5%	(3.2)%	33.0%	79.6%	49.6%	46.8%	64.8%	37.8%	54.0%		39.0%

Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/13	9/30/13	6/30/13	3/31/13	12/31/12	9/30/12	6/30/12	3/31/12	6/30/13	6/30/12	9/30/13	9/30/12	12/31/13	12/31/12
Excess & Surplus:
Written premiums		$34	$33	$27	$27	$27	$27	$24	$60	$51	$94	$78		$105
Earned premiums		30	28	27	25	25	22	21	55	43	85	68		93
Current accident year before catastrophe losses		67.2%	65.7%	73.6%	52.3%	87.5%	74.6%	78.3%	69.6%	76.4%	68.7%	80.4%		72.8%
Current accident year catastrophe losses		3.4	0.9	0.1	1.4	1.4	3.2	2.4	0.6	2.8	1.6	2.3		2.1
Prior accident years before catastrophe losses		(13.7)	(0.7)	(8.8)	(15.3)	(6.0)	0.7	(0.4)	(4.7)	0.2	(7.9)	(2.0)		(5.6)
Prior accident years catastrophe losses		(0.9)	1.0	0.3	(0.2)	(0.7)	0.3	1.3	0.6	0.7	0.1	0.2		0.1
Total loss and loss expense ratio		56.0%	66.9%	65.2%	38.2%	82.2%	78.8%	81.6%	66.1%	80.1%	62.5%	80.9%		69.4%
Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently

CINF Third-Quarter 2013 Supplemental Financial Data

Cincinnati Insurance Companies Consolidated
Loss and Loss Expense Analysis
(In millions)				Change in	Change in	Change in	Total			Loss
	Paid	Paid loss	Total	case	IBNR	loss expense	change in	Case	IBNR	expense	Total
	losses	expense	paid	reserves	reserves	reserves	reserves	incurred	incurred	incurred	incurred
Gross loss and loss expense incurred for the nine months ended September 30, 2013
Commercial casualty	$185	$98	$283	$—	$22	$(11)	$11	$185	$22	$87	$294
Commercial property	260	23	283	9	1	—	10	269	1	23	293
Commercial auto	194	32	226	7	4	2	13	201	4	34	239
Workers' compensation	153	32	185	(20)	44	(6)	18	133	44	26	203
Specialty packages	113	14	127	(37)	4	(2)	(35)	76	4	12	92
Surety and executive risk	35	12	47	17	5	(4)	18	52	5	8	65
Machinery and equipment	9	—	9	—	—	—	—	9	—	—	9
Total commercial lines	949	211	1,160	(24)	80	(21)	35	925	80	190	1,195

Personal auto	197	35	232	32	—	6	38	229	—	41	270
Homeowners	189	20	209	3	(27)	(2)	(26)	192	(27)	18	183
Other personal	35	3	38	8	(14)	—	(6)	43	(14)	3	32
Total personal lines	421	58	479	43	(41)	4	6	464	(41)	62	485

Commercial casualty & property	17	8	25	10	13	5	28	27	13	13	53
Total excess & surplus lines	17	8	25	10	13	5	28	27	13	13	53
Total property casualty	$1,387	$277	$1,664	$29	$52	$(12)	$69	$1,416	$52	$265	$1,733

Ceded loss and loss expense incurred for the nine months ended September 30, 2013
Commercial casualty	$9	$4	$13	$(5)	$1	$—	$(4)	$4	$1	$4	$9
Commercial property	9	1	10	(9)	(4)	—	(13)	—	(4)	1	(3)
Commercial auto	—	—	—	2	—	—	2	2	—	—	2
Workers' compensation	8	—	8	(5)	—	—	(5)	3	—	—	3
Specialty packages	28	1	29	(32)	(1)	—	(33)	(4)	(1)	1	(4)
Surety and executive risk	4	—	4	(1)	—	—	(1)	3	—	—	3
Machinery and equipment	—	—	—	—	—	—	—	—	—	—	—
Total commercial lines	58	6	64	(50)	(4)	—	(54)	8	(4)	6	10

Personal auto	1	—	1	23	—	—	23	24	—	—	24
Homeowners	1	—	1	3	(5)	—	(2)	4	(5)	—	(1)
Other personal	—	—	—	—	—	—	—	—	—	—	—
Total personal lines	2	—	2	26	(5)	—	21	28	(5)	—	23

Commercial casualty & property	2	—	2	(1)	(1)	—	(2)	1	(1)	—	—
Total excess & surplus lines	2	—	2	(1)	(1)	—	(2)	1	(1)	—	—
Total property casualty	$62	$6	$68	$(25)	$(10)	$—	$(35)	$37	$(10)	$6	$33

Net loss and loss expense incurred for the nine months ended September 30, 2013
Commercial casualty	$176	$94	$270	$5	$21	$(11)	$15	$181	$21	$83	$285
Commercial property	251	22	273	18	5	—	23	269	5	22	296
Commercial auto	194	32	226	5	4	2	11	199	4	34	237
Workers' compensation	145	32	177	(15)	44	(6)	23	130	44	26	200
Specialty packages	85	13	98	(5)	5	(2)	(2)	80	5	11	96
Surety and executive risk	31	12	43	18	5	(4)	19	49	5	8	62
Machinery and equipment	9	—	9	—	—	—	—	9	—	—	9
Total commercial lines	891	205	1,096	26	84	(21)	89	917	84	184	1,185

Personal auto	196	35	231	9	—	6	15	205	—	41	246
Homeowners	188	20	208	—	(22)	(2)	(24)	188	(22)	18	184
Other personal	35	3	38	8	(14)	—	(6)	43	(14)	3	32
Total personal lines	419	58	477	17	(36)	4	(15)	436	(36)	62	462

Commercial casualty & property	15	8	23	11	14	5	30	26	14	13	53
Total excess & surplus lines	15	8	23	11	14	5	30	26	14	13	53
Total property casualty	$1,325	$271	$1,596	$54	$62	$(12)	$104	$1,379	$62	$259	$1,700

CINF Third-Quarter 2013 Supplemental Financial Data

Cincinnati Insurance Companies Consolidated
Loss and Loss Expense Analysis
(In millions)		Paid		Change in	Change in	Change in	Total			Loss
	Paid	loss	Total	case	IBNR	loss expense	change in	Case	IBNR	expense	Total
	losses	expense	paid	reserves	reserves	reserves	reserves	incurred	incurred	incurred	incurred
Gross loss and loss expense incurred for the three months ended September 30, 2013
Commercial casualty	$57	$33	$90	$(4)	$8	$5	$9	$53	$8	$38	$99
Commercial property	94	8	102	8	(5)	1	4	102	(5)	9	106
Commercial auto	68	11	79	5	(4)	2	3	73	(4)	13	82
Workers' compensation	51	9	60	1	25	—	26	52	25	9	86
Specialty packages	41	5	46	(21)	3	(1)	(19)	20	3	4	27
Surety and executive risk	10	4	14	3	—	(3)	—	13	—	1	14
Machinery and equipment	2	—	2	—	—	—	—	2	—	—	2
Total commercial lines	323	70	393	(8)	27	4	23	315	27	74	416

Personal auto	67	11	78	17	(6)	3	14	84	(6)	14	92
Homeowners	78	7	85	1	(19)	1	(17)	79	(19)	8	68
Other personal	12	1	13	5	(13)	—	(8)	17	(13)	1	5
Total personal lines	157	19	176	23	(38)	4	(11)	180	(38)	23	165

Commercial casualty & property	7	3	10	(2)	8	1	7	5	8	4	17
Total excess & surplus lines	7	3	10	(2)	8	1	7	5	8	4	17
Total property casualty	$487	$92	$579	$13	$(3)	$9	$19	$500	$(3)	$101	$598

Ceded loss and loss expense incurred for the three months ended September 30, 2013
Commercial casualty	$9	$4	$13	$(5)	$1	$—	$(4)	$4	$1	$4	$9
Commercial property	2	—	2	(4)	(2)	—	(6)	(2)	(2)	—	(4)
Commercial auto	—	—	—	—	—	—	—	—	—	—	—
Workers' compensation	3	—	3	—	(1)	—	(1)	3	(1)	—	2
Specialty packages	8	—	8	(13)	—	—	(13)	(5)	—	—	(5)
Surety and executive risk	2	(1)	1	—	—	—	—	2	—	(1)	1
Machinery and equipment	—	—	—	—	—	—	—	—	—	—	—
Total commercial lines	17	—	17	(19)	(3)	—	(22)	(2)	(3)	—	(5)

Personal auto	—	—	—	10	—	—	10	10	—	—	10
Homeowners	(1)	—	(1)	3	(2)	—	1	2	(2)	—	—
Other personal	—	—	—	—	—	—	—	—	—	—	—
Total personal lines	(1)	—	(1)	13	(2)	—	11	12	(2)	—	10

Commercial casualty & property	1	—	1	(1)	—	—	(1)	—	—	—	—
Total excess & surplus lines	1	—	1	(1)	—	—	(1)	—	—	—	—
Total property casualty	$17	$—	$17	$(7)	$(5)	$—	$(12)	$10	$(5)	$—	$5

Net loss and loss expense incurred for the three months ended September 30, 2013
Commercial casualty	$55	$32	$87	$(2)	$8	$5	$11	$53	$8	$37	$98
Commercial property	92	8	100	12	(3)	1	10	104	(3)	9	110
Commercial auto	68	11	79	5	(4)	2	3	73	(4)	13	82
Workers' compensation	48	9	57	1	26	—	27	49	26	9	84
Specialty packages	33	5	38	(8)	3	(1)	(6)	25	3	4	32
Surety and executive risk	8	5	13	3	—	(3)	—	11	—	2	13
Machinery and equipment	2	—	2	—	—	—	—	2	—	—	2
Total commercial lines	306	70	376	11	30	4	45	317	30	74	421

Personal auto	67	11	78	7	(6)	3	4	74	(6)	14	82
Homeowners	79	7	86	(2)	(17)	1	(18)	77	(17)	8	68
Other personal	12	1	13	5	(13)	—	(8)	17	(13)	1	5
Total personal lines	158	19	177	10	(36)	4	(22)	168	(36)	23	155

Commercial casualty & property	6	3	9	(1)	8	1	8	5	8	4	17
Total excess & surplus lines	6	3	9	(1)	8	1	8	5	8	4	17
Total property casualty	$470	$92	$562	$20	$2	$9	$31	$490	$2	$101	$593

CINF Third-Quarter 2013 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Quarterly Property Casualty Data - Consolidated

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/13	9/30/13	6/30/13	3/31/13	12/31/12	9/30/12	6/30/12	3/31/12	6/30/13	6/30/12	9/30/13	9/30/12	12/31/13	12/31/12
Premiums
Agency renewal written premiums		$915	$879	$845	$771	$807	$798	$762	$1,724	$1,560	$2,639	$2,367		$3,138
Agency new business written premiums		141	139	135	132	130	131	108	274	239	415	369		501
Other written premiums		(25)	(34)	(10)	(66)	(38)	(26)	(27)	(44)	(53)	(69)	(91)		(157)
Reported written premiums – statutory*		$1,031	$984	$970	$837	$899	$903	$843	$1,954	$1,746	$2,985	$2,645		$3,482
Unearned premium change		(77)	(74)	(81)	32	(48)	(77)	(45)	(155)	(122)	(232)	(170)		(138)
Earned premiums		$954	$910	$889	$869	$851	$826	$798	$1,799	$1,624	$2,753	$2,475		$3,344
Year over year change %
Agency renewal written premiums		13%	10%	11%	8%	11%	11%	8%	11%	9%	11%	10%		9%
Agency new business written premiums		8	6	25	28	13	12	6	15	9	12	10		15
Other written premiums		34	(31)	63	(20)	30	61	13	17	45	24	40		24
Reported written premiums – statutory*		15	9	15	10	14	18	8	12	13	13	13		12
Paid losses and loss expenses
Losses paid		$470	$431	$424	$459	$507	$475	$415	$855	$890	$1,325	$1,399		$1,858
Loss expenses paid		92	90	89	96	88	97	90	179	189	271	275		371
Loss and loss expenses paid		$562	$521	$513	$555	$595	$572	$505	$1,034	$1,079	$1,596	$1,674		$2,229
Statutory combined ratio
Loss ratio		51.7%	56.3%	48.9%	40.6%	52.8%	66.7%	55.9%	52.7%	61.4%	52.3%	58.4%		53.8%
Allocated loss expense ratio		4.4	1.1	3.9	3.4	3.7	4.5	5.5	2.4	5.0	3.1	4.6		4.3
Unallocated loss expense ratio		6.1	6.6	6.2	5.9	5.2	6.3	6.1	6.4	6.3	6.3	5.9		5.8
Net underwriting expense ratio		30.1	30.6	29.9	33.0	31.8	30.2	31.3	30.3	30.7	30.3	31.1		31.5
Statutory combined ratio		92.3%	94.6%	88.9%	82.9%	93.5%	107.7%	98.8%	91.8%	103.4%	92.0%	100.0%		95.4%
Contribution from catastrophe losses		5.7	8.3	1.2	3.4	8.0	17.8	11.1	4.8	14.6	5.1	12.3		10.0
Statutory combined ratio excl. catastrophe losses		86.6%	86.3%	87.7%	79.5%	85.5%	89.9%	87.7%	87.0%	88.8%	86.9%	87.7%		85.4%
Commission expense ratio		18.5%	18.5%	17.9%	20.4%	18.4%	18.1%	18.9%	18.2%	18.5%	18.3%	18.5%		18.9%
Other expense ratio		11.6	12.1	12.0	12.6	13.4	12.1	12.4	12.1	12.2	12.0	12.6		12.6
Statutory expense ratio		30.1%	30.6%	29.9%	33.0%	31.8%	30.2%	31.3%	30.3%	30.7%	30.3%	31.1%		31.5%
GAAP combined ratio
GAAP combined ratio		93.7%	96.4%	91.2%	81.9%	94.8%	109.5%	99.1%	93.9%	104.4%	93.8%	101.1%		96.1%
Contribution from catastrophe losses		5.7	8.3	1.2	3.4	8.0	17.8	11.1	4.8	14.6	5.1	12.3		10.0
GAAP combined ratio excl. catastrophe losses		88.0%	88.1%	90.0%	78.5%	86.8%	91.7%	88.0%	89.1%	89.8%	88.7%	88.8%		86.1%
Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
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Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Third-Quarter 2013 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/13	9/30/13	6/30/13	3/31/13	12/31/12	9/30/12	6/30/12	3/31/12	6/30/13	6/30/12	9/30/13	9/30/12	12/31/13	12/31/12
Premiums
Agency renewal written premiums		$632	$602	$631	$549	$557	$552	$571	$1,233	$1,123	$1,865	$1,680		$2,229
Agency new business written premiums		102	100	97	96	90	91	75	197	166	299	256		352
Other written premiums		(15)	(24)	—	(57)	(28)	(17)	(20)	(24)	(37)	(39)	(65)		(122)
Reported written premiums – statutory*		$719	$678	$728	$588	$619	$626	$626	$1,406	$1,252	$2,125	$1,871		$2,459
Unearned premium change		(39)	(33)	(97)	30	(12)	(36)	(58)	(130)	(94)	(169)	(106)		(76)
Earned premiums		$680	$645	$631	$618	$607	$590	$568	$1,276	$1,158	$1,956	$1,765		$2,383
Year over year change %
Agency renewal written premiums		13%	9%	11%	7%	10%	10%	5%	10%	8%	11%	8%		8%
Agency new business written premiums		13	10	29	30	11	12	6	19	9	17	10		15
Other written premiums		46	(41)	100	(36)	32	61	20	35	46	40	41		20
Reported written premiums – statutory*		16	8	16	8	13	17	6	12	11	14	12		11
Paid losses and loss expenses
Losses paid		$306	$286	$297	$321	$331	$320	$282	$585	$602	$891	$937		$1,258
Loss expenses paid		70	68	68	72	67	74	74	135	149	205	216		288
Loss and loss expenses paid		$376	$354	$365	$393	$398	$394	$356	$720	$751	$1,096	$1,153		$1,546
Statutory combined ratio
Loss ratio		51.1%	54.9%	47.3%	40.5%	49.5%	59.6%	48.0%	51.2%	54.0%	51.2%	52.4%		49.3%
Allocated loss expense ratio		5.1	0.6	4.3	3.6	4.0	5.0	6.8	2.5	5.8	3.4	5.2		4.7
Unallocated loss expense ratio		5.7	6.4	6.2	5.6	4.5	5.5	6.3	6.2	5.9	6.0	5.4		5.5
Net underwriting expense ratio		30.8	31.5	29.0	34.4	33.1	31.7	31.3	30.2	31.5	30.4	32.0		32.6
Statutory combined ratio		92.7%	93.4%	86.8%	84.1%	91.1%	101.8%	92.4%	90.1%	97.2%	91.0%	95.0%		92.1%
Contribution from catastrophe losses		5.4	7.1	0.4	3.1	7.5	15.2	6.8	3.8	11.2	4.4	9.9		8.2
Statutory combined ratio excl. catastrophe losses		87.3%	86.3%	86.4%	81.0%	83.6%	86.6%	85.6%	86.3%	86.0%	86.6%	85.1%		83.9%
Commission expense ratio		18.0%	17.9%	16.5%	20.2%	18.3%	17.8%	17.9%	17.2%	17.8%	17.4%	18.0%		18.5%
Other expense ratio		12.8	13.6	12.5	14.2	14.8	13.9	13.4	13.0	13.7	13.0	14.0		14.1
Statutory expense ratio		30.8%	31.5%	29.0%	34.4%	33.1%	31.7%	31.3%	30.2%	31.5%	30.4%	32.0%		32.6%
GAAP combined ratio
GAAP combined ratio		93.7%	94.9%	90.8%	82.9%	90.2%	103.5%	94.2%	92.9%	98.9%	93.2%	95.9%		92.5%
Contribution from catastrophe losses		5.4	7.1	0.4	3.1	7.5	15.2	6.8	3.8	11.2	4.4	9.9		8.2
GAAP combined ratio excl. catastrophe losses		88.3%	87.8%	90.4%	79.8%	82.7%	88.3%	87.4%	89.1%	87.7%	88.8%	86.0%		84.3%
Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
nm - Not meaningful
Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Third-Quarter 2013 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/13	9/30/13	6/30/13	3/31/13	12/31/12	9/30/12	6/30/12	3/31/12	6/30/13	6/30/12	9/30/13	9/30/12	12/31/13	12/31/12
Premiums
Agency renewal written premiums		$258	$251	$195	$203	$231	$227	$175	$446	$402	$704	$633		$836
Agency new business written premiums		28	30	28	27	31	29	24	58	53	86	84		111
Other written premiums		(8)	(8)	(8)	(8)	(9)	(6)	(6)	(16)	(12)	(24)	(21)		(29)
Reported written premiums – statutory*		$278	$273	$215	$222	$253	$250	$193	$488	$443	$766	$696		$918
Unearned premium change		(34)	(36)	16	4	(34)	(36)	16	(20)	(20)	(54)	(54)		(50)
Earned premiums		$244	$237	$231	$226	$219	$214	$209	$468	$423	$712	$642		$868
Year over year change %
Agency renewal written premiums		12%	11%	11%	10%	11%	11%	12%	11%	11%	11%	11%		11%
Agency new business written premiums		(10)	3	17	23	24	12	9	9	10	2	15		17
Other written premiums		11	(33)	(33)	27	25	71	(20)	(33)	54	(14)	45		41
Reported written premiums – statutory*		10	9	11	13	14	19	12	10	16	10	15		15
Paid losses and loss expenses
Losses paid		$158	$141	$122	$133	$169	$151	$130	$261	$280	$419	$450		$583
Loss expenses paid		19	19	19	22	19	21	15	39	37	58	54		76
Loss and loss expenses paid		$177	$160	$141	$155	$188	$172	$145	$300	$317	$477	$504		$659
Statutory combined ratio
Loss ratio		54.1%	60.6%	53.6%	43.3%	60.7%	87.2%	76.2%	57.2%	81.8%	56.0%	74.6%		66.4%
Allocated loss expense ratio		2.1	1.5	1.4	1.7	1.9	1.9	1.8	1.5	1.8	1.7	1.8		1.8
Unallocated loss expense ratio		7.5	7.4	6.3	6.5	6.9	8.8	5.6	6.8	7.2	7.1	7.2		7.0
Net underwriting expense ratio		28.4	28.5	32.8	29.2	28.8	26.5	31.2	30.4	28.6	29.7	28.6		28.8
Statutory combined ratio		92.1%	98.0%	94.1%	80.7%	98.3%	124.4%	114.8%	95.9%	119.4%	94.5%	112.2%		104.0%
Contribution from catastrophe losses		7.0	12.6	3.5	4.4	10.2	26.6	23.5	8.1	25.0	7.7	19.9		15.9
Statutory combined ratio excl. catastrophe losses		85.1%	85.4%	90.6%	76.3%	88.1%	97.8%	91.3%	87.8%	94.4%	86.8%	92.3%		88.1%
Commission expense ratio		19.0%	19.0%	21.7%	20.4%	17.9%	18.2%	21.3%	20.2%	19.6%	19.7%	18.9%		19.3%
Other expense ratio		9.4	9.5	11.1	8.8	10.9	8.3	9.9	10.2	9.0	10.0	9.7		9.5
Statutory expense ratio		28.4%	28.5%	32.8%	29.2%	28.8%	26.5%	31.2%	30.4%	28.6%	29.7%	28.6%		28.8%
GAAP combined ratio
GAAP combined ratio		94.5%	100.4%	91.6%	80.0%	105.7%	126.1%	110.9%	96.1%	118.6%	95.5%	114.2%		105.3%
Contribution from catastrophe losses		7.0	12.6	3.5	4.4	10.2	26.6	23.5	8.1	25.0	7.7	19.9		15.9
GAAP combined ratio excl. catastrophe losses		87.5%	87.8%	88.1%	75.6%	95.5%	99.5%	87.4%	88.0%	93.6%	87.8%	94.3%		89.4%
Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
nm - Not meaningful
Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Third-Quarter 2013 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/13	9/30/13	6/30/13	3/31/13	12/31/12	9/30/12	6/30/12	3/31/12	6/30/13	6/30/12	9/30/13	9/30/12	12/31/13	12/31/12
Premiums
Agency renewal written premiums		$25	$26	$19	$19	$19	$19	$16	$45	$35	$70	$54		$73
Agency new business written premiums		11	9	10	9	9	11	9	19	20	30	29		38
Other written premiums		(2)	(2)	(2)	(1)	(1)	(3)	(1)	(4)	(4)	(6)	(5)		(6)
Reported written premiums – statutory*		$34	$33	$27	$27	$27	$27	$24	$60	$51	$94	$78		$105
Unearned premium change		(4)	(5)	—	(2)	(2)	(5)	(3)	(5)	(8)	(9)	(10)		(12)
Earned premiums		$30	$28	$27	$25	$25	$22	$21	$55	$43	$85	$68		$93
Year over year change %
Agency renewal written premiums		32%	37%	19%	46%	36%	58%	60%	29%	59%	30%	50%		49%
Agency new business written premiums		22	(18)	11	29	0	10	0	(5)	5	3	4		9
Other written premiums		(100)	33	(100)	50	0	(200)	0	0	(100)	(20)	(67)		(20)
Reported written premiums – statutory*		26	22	13	50	23	29	33	18	31	21	28		33
Paid losses and loss expenses
Losses paid		$6	$4	$5	$5	$5	$4	$3	$9	$7	$15	$12		$17
Loss expenses paid		3	3	2	2	2	2	1	5	3	8	5		7
Loss and loss expenses paid		$9	$7	$7	$7	$7	$6	$4	$14	$10	$23	$17		$24
Statutory combined ratio
Loss ratio		43.5%	52.1%	47.2%	19.5%	64.5%	59.8%	65.7%	49.7%	62.7%	47.4%	63.3%		51.5%
Allocated loss expense ratio		7.0	9.3	11.9	14.0	11.9	15.1	10.6	10.6	12.8	9.4	12.6		13.0
Unallocated loss expense ratio		5.5	5.5	6.1	4.7	5.8	3.9	5.3	5.8	4.6	5.7	5.0		4.9
Net underwriting expense ratio		30.9	30.9	33.3	32.3	30.9	30.6	31.9	32.0	31.2	31.6	31.1		31.4
Statutory combined ratio		86.9%	97.8%	98.5%	70.5%	113.1%	109.4%	113.5%	98.1%	111.3%	94.1%	112.0%		100.8%
Contribution from catastrophe losses		2.5	1.9	0.4	1.2	0.7	3.5	3.7	1.2	3.5	1.7	2.5		2.2
Statutory combined ratio excl. catastrophe losses		84.4%	95.9%	98.1%	69.3%	112.4%	105.9%	109.8%	96.9%	107.8%	92.4%	109.5%		98.6%
Commission expense ratio		26.3%	26.3%	26.9%	26.4%	25.4%	25.3%	26.5%	26.6%	25.8%	26.5%	25.7%		25.9%
Other expense ratio		4.6	4.6	6.4	5.9	5.5	5.3	5.4	5.4	5.4	5.1	5.4		5.5
Statutory expense ratio		30.9%	30.9%	33.3%	32.3%	30.9%	30.6%	31.9%	32.0%	31.2%	31.6%	31.1%		31.4%
GAAP combined ratio
GAAP combined ratio		86.7%	98.7%	98.0%	71.5%	111.5%	110.7%	113.6%	98.4%	112.1%	94.2%	111.9%		101.0%
Contribution from catastrophe losses		2.5	1.9	0.4	1.2	0.7	3.5	3.7	1.2	3.5	1.7	2.5		2.2
GAAP combined ratio excl. catastrophe losses		84.2%	96.8%	97.6%	70.3%	110.8%	107.2%	109.9%	97.2%	108.6%	92.5%	109.4%		98.8%
Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
nm - Not meaningful
Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Third-Quarter 2013 Supplemental Financial Data

The Cincinnati Life Insurance Company
Statutory Statements of Income

	For the Three Months Ended September 30,				For the Nine Months Ended September 30,
(Dollars in millions)	2013	2012	Change	% Change	2013	2012	Change	% Change

Net premiums written	$56	$58	$(2)	(2)	$176	$184	$(8)	(4)
Net investment income	36	36	—	nm	107	105	2	1
Amortization of interest maintenance reserve	1	1	—	nm	1	1	—	nm
Commissions and expense allowances on reinsurance ceded	1	1	—	nm	4	5	(1)	(5)
Income from fees associated with Separate Accounts	1	—	1	227	3	1	2	272
Total revenues	$95	$96	$(1)	(1)	$291	$296	$(5)	(2)

Death benefits and matured endowments	$19	$19	$—	nm	$55	$54	$1	2
Annuity benefits	12	9	3	30	37	36	1	3
Disability benefits and benefits under accident and health contracts	1	1	—	nm	1	1	—	nm
Surrender benefits and group conversions	6	5	1	22	18	17	1	9
Interest and adjustments on deposit-type contract funds	3	3	—	nm	8	9	(1)	(11)
Increase in aggregate reserves for life and accident and health contracts	55	38	17	45	138	121	17	14
Payments on supplementary contracts with life contingencies	—	—	—	nm	—	—	—	nm
Total benefit expenses	$96	$75	$21	27	$257	$238	$19	8

Commissions	$9	$9	$—	nm	$29	$29	$—	nm
General insurance expenses and taxes	10	10	—	nm	32	31	1	5
Increase in loading on deferred and uncollected premiums	—	(1)	1	56	(5)	(3)	(2)	(68)
Net transfers from Separate Accounts	—	—	—	nm	—	—	—	nm
Other deductions	—	—	—	nm	—	—	—	nm
Total operating expenses	$19	$18	$1	6	$56	$57	$(1)	(1)

Federal and foreign income tax (benefit)	(5)	—	(5)	nm	(4)	(1)	(3)	(283)

Net loss from operations before realized capital gains	$(15)	$3	$(18)	nm	$(18)	$2	$(20)	nm

Net realized gains net of capital gains tax	—	1	(1)	nm	1	1	—	nm

Net income (loss) (statutory)	$(15)	$4	$(19)	nm	$(17)	$3	$(20)	nm

Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
nm - Not meaningful
Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Third-Quarter 2013 Supplemental Financial Data